Long-Term Employee Benefit Liabilities - Long-Term Employee Benefit Liabilities (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Defined Benefit Plan, Net Periodic Benefit Cost [Abstract]
Defined benefit pension plans and other	$ 203	$ 149	$ 212
Termination and long service arrangements	330	343	304
Retirement medical benefits plans	39	34	39
Other long-term employee benefits	8	6	5
Long-term employee benefit obligations	$ 580	$ 532	$ 560